Exhibit 10.8

WARRIOR TECHNOLOGIES ACQUISITION COMPANY

AMENDMENT NO. 1 TO PROMISSORY NOTE

This Amendment No. 1 to Promissory Note (this “Amendment”), dated as of January 13, 2021, is entered into by and between Warrior Technologies Acquisition Company, a Delaware corporation (the “Maker”), and Warrior Technologies Sponsor, LLC, a Delaware limited liability company (the “Payee”).

Recitals

WHEREAS, the Payee is holder of that certain Promissory Note issued and sold by the Maker on August 4, 2020 (the “Note”);

WHEREAS, the parties to this Amendment desire to amend the Note as described herein; and

WHEREAS, pursuant to Section 13 of the Note, any provision of the Note may be amended with the written consent of the Maker and the Payee.

NOW THEREFORE, the parties hereto agree as follows:

1.	Section 1 of the Note is hereby deleted in its entirety and replaced with the following:

“Principal.  The entire unpaid principal balance of Note shall be payable on the earlier of: (i) April 30, 2021, or (ii) the date on which Maker consummates an initial public offering of its securities (such earlier date, the “Maturity Date”).  The principal balance may be prepaid at any time.  Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.”

2.	Except as expressly provided herein, all other terms and conditions of the Note remain in full force and effect and are hereby ratified and confirmed.
3.	This Amendment shall be governed by and construed in accordance with the laws of New York, without regard to conflict of law provisions thereof.
4.

This Amendment may be executed in one or more counterparts, including facsimile or electronic signature, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same document.

Signature Page Follows

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first written above.

Maker:

Warrior Technologies acquisition company

By:	/s/ H.H. "Tripp" Wommack" III
Name:	H.H. “Tripp” Wommack III
Title:	Chairman, President, Chief Financial Officer and Chief Executive Officer

Payee:

Warrior Technologies Sponsor, LLC

By:	/s/ H.H. "Tripp" Wommack III
Name:	H.H. “Tripp” Wommack III
Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT TO PROMISSORY NOTE]